DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

Supplement to the Fund's Prospectuses
dated February 28, 2006

On August 17, 2006, the Board of Trustees of Delaware Group Adviser Funds unanimously voted to approve changes to Delaware Diversified Income Fund's (the "Fund") investment strategies and policies to modify the Fund's investment approach and non-U.S. dollar denominated securities/currency exposure restrictions. All changes are effective 60 days after the date of this Supplement.

The following replaces the section entitled "What are the Fund's main investment strategies?" in the Fund's Prospectuses:

What are the Fund's main investment strategies?
The Fund allocates its investments principally among the following four sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, the International Developed Markets Sector, and the Emerging Markets Sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (the "80% policy"). We will determine how much of the Fund to allocate to each of the four sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

The Fund's investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund's total assets. The Manager will limit non-U.S. dollar denominated securities to no more than 50% of net assets, but total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 25% of net assets.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The following replaces the section entitled "How we manage the Fund - Our investment strategies" in the Fund's Prospectuses:

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund allocates its investments principally among the U.S. Investment Grade, U.S. High-Yield, International Developed Markets, and Emerging Markets sectors. The relative proportion of the Fund's assets to be allocated among these sectors is described below:

-U.S. Investment Grade Sector Under normal circumstances, there is no limit to the amount of the Fund's total assets that will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

The investment grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

-U.S. High-Yield Sector Under normal circumstances, between 5% and 50% of the Fund's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical ratings organization. Unrated bonds may be more speculative in nature than rated bonds.

-International Developed Markets Sector Under normal circumstances, between 5% and 50% of the Fund's total assets will be invested in the aggregate in the International Developed Markets and Emerging Markets Sectors. The International Developed Markets Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed-income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. The International Developed Markets Sector will be subject to certain risks, including, but not limited to, the risk that securities within this sector may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

-Emerging Markets Sector The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. As with the International Sector, the fixed-income securities in the Emerging Markets Sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid and subject to greater price volatility than are developed markets. Investments in the Emerging Markets Sector will, in the aggregate, be limited to no more than 15% of the Fund's total assets.

The Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Fund will invest in both rated and unrated foreign securities.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. The Manager will limit non-U.S. dollar denominated securities to no more than 50% of net assets, but total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 25% of net assets.

Please keep this Supplement for future reference.

This Supplement is dated August 18, 2006.